                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Filed by the Registrant /X/

      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Materials Pursuant to Section 240.14a-11(c) or
                 Section 240.14a-12

                                            TELEVIDEO, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified in its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check the box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                                [TELEVIDEO LOGO]

                            ------------------------

                                2345 Harris Way
                           San Jose, California 95131

                            ------------------------

                                                               February 28, 2001

TO THE STOCKHOLDERS OF TELEVIDEO, INC.

    The Annual Meeting of Stockholders of TeleVideo, Inc. will be held at the TeleVideo Corporate Headquarter, 2345 Harris Way, San Jose, California, on Tuesday, April 17, 2001, at 9:30 A.M. California time.

    The Annual Report for fiscal 2000 is enclosed herewith. At the stockholders' meeting, we will discuss in more detail the subjects covered in the Annual Report as well as other matters of interest to stockholders.

    The enclosed proxy statement explains the items of business to come formally before the Annual Meeting. As a stockholder, it is in your best interest to express your views regarding these matters by signing and returning your proxy. This will ensure the voting of your shares if you do not attend the Annual Meeting.

    Your vote is important regardless of the number of shares of the Company's Stock you own, and all stockholders are cordially invited to attend the Annual Meeting. To ensure your representation at the Annual Meeting, please mark, sign, date and mail the enclosed proxy promptly in the return envelope provided, which requires no postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

                                          Sincerely yours,

                                          /s/ Dr. K. Philip Hwang

                                          Dr. K. Philip Hwang
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER

                                TELEVIDEO, INC.
                  2345 HARRIS WAY, SAN JOSE, CALIFORNIA 95131

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                     TO BE HELD ON TUESDAY, APRIL 17, 2001

                            ------------------------

    The Annual Meeting of Stockholders of TeleVideo, Inc., a Delaware corporation (the "Company"), will be held at the TeleVideo Corporate Headquarter, 2345 Harris Way, San Jose, California, on Tuesday, April 17, 2001, at 9:30 A.M. California time, for the following purposes:

1. To elect four directors to serve for the coming year and until their successors are elected.

2. To consider and vote upon a proposal to ratify the appointment of Choi, Cho & Ahn Accounting Corporation as the independent auditors for the year ending October 31, 2001.

3. To consider and vote upon a proposal to ratify the reduction of the authorized number of TeleVideo shares of common stock from 75,000,000 to 20,000,000.

4. To transact such other business as may properly come before the meeting or any adjournment.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on February 23, 2001 as the record date for the determination of stockholders entitled to vote at the meeting. Accordingly, only shareholders who are holders of record at the close of business on that date are entitled to notice of and to vote at the meeting.

    All stockholders are cordially invited to attend the meeting in person. To assure representation at the meeting, however, you are urged to mark, sign, date and return the enclosed Proxy as soon as possible.

                                          By Order of the Board of Directors

                                          /s/ Dr. K. Philip Hwang

                                          Dr. K. Philip Hwang
                                          CHAIRMAN OF THE BOARD AND
                                          CHIEF EXECUTIVE OFFICER

San Jose, California
February 28, 2001

YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES OF THE COMPANY'S STOCK YOU OWN, AND ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY IN THE RETURN ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                                TELEVIDEO, INC.
                             ---------------------

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 17, 2001
                             ---------------------

GENERAL

    This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of TeleVideo, Inc, a Delaware corporation (the "Company"), for use at its Annual Meeting of Stockholders to be held on April 17, 2001, and at any adjournments or postponements of that meeting. All proxies will be voted in accordance with the instructions contained in the proxy, and if no choice is specified, the proxies will be voted in favor of the proposals set forth in the Notice of Annual Meeting. The Annual Meeting will be held at the TeleVideo Corporate Headquarter, 2345 Harris Way, San Jose, California, on Tuesday, April 17, 2001, at 9:30 A.M. California time.

VOTING RIGHTS AND OUTSTANDING SHARES

    The Board of Directors (the "Board") has fixed February 23, 2001 as the record date of determination of stockholders entitled to vote at the Annual Meeting (the "Record Date"). At the close of business on February 23, 2001, there were outstanding and entitled to vote 11,307,000 shares of Common Stock of the Company.

    On each matter that may come before the Annual Meeting, each stockholder is entitled to one vote for each share of Common Stock.

    Under California law, a corporation incorporated in a state other than California may nevertheless be treated for some purposes as though it is a California corporation, if certain conditions are satisfied that establish that the company has significant contacts with California. Those conditions relate to the amount of property, payroll, sales and stock ownership in California. As of the end of its last fiscal year, the Company met the applicable tests and therefore, is subject to certain provisions of the California Corporations Code. Among the California provisions applicable to the Company is the requirement that cumulative voting be available in the election of directors. Under cumulative voting rules, every stockholder voting in the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected, multiplied by the number of votes to which the stockholder's shares are entitled, or distribute the stockholder's votes on the same principle among as many candidates as the stockholder thinks fit, provided that votes cannot be cast for more candidates than are provided for by the By-laws at the time of voting. However, no stockholder will be entitled to cumulate votes unless the name of the candidate or candidates for whom such votes would be cast has been placed in nomination prior to the voting and any stockholder has given notice, at the Annual Meeting and prior to the commencement of voting, of such stockholder's intention to cumulate votes. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

    Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector"). The Inspector will also determine whether or not a quorum is present. The Inspector will separately tabulate affirmative and negative votes, abstentions and broker-non-votes.

    The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the purpose of transacting business at the Annual Meeting. Abstentions and broker-non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of votes cast on proposals presented to stockholders, and therefore will have the effect of a negative vote. Broker-non-votes are not counted for purposes of determining whether a proposal has been approved. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law for approval of proposals presented to stockholders. A blank space is provided on the proxy card for stockholders to mark if they wish either to abstain on the proposal or to withhold authority to vote for one or more nominees for director. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the proposals described herein as the proxy holders deem advisable, on other matters that may come before the meeting, as the case may be with respect to the item not marked. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

REVOCABILITY OF PROXIES

    At the Annual Meeting, valid proxies will be voted as specified by the stockholder. Any stockholder giving a proxy in the accompanying form retains the power to revoke it at any time prior to the exercise of the powers conferred in the proxy and may do so by taking any of the following actions: (i) delivering written notice to the Secretary of the Company, (ii) delivering to the Secretary of the Company a duly executed proxy bearing a later date or (iii) personally attending the Annual Meeting and revoking the proxy. A stockholder's attendance at the Annual Meeting will not revoke the stockholder's proxy unless the stockholder affirmatively indicates at the Annual Meeting the intention to vote the stockholder's shares in person. If a stockholder's shares are held of record by a broker, bank or other nominee and such stockholder wishes to vote in person at the Annual Meeting, the stockholder must obtain from the record holder a proxy issued in the name of the stockholder.

SOLICITATION

    The Company will bear the cost of solicitation of proxies. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and employees, without additional compensation, personally or by telephone or telegram. The Company has retained American Stock Transfer & Trust Company, 40 Wall Street, 46th Floor, New York, NY 10005, to solicit proxies from brokers and nominees for a fee of $0.65 per name plus out of pocket.

    The Company intends to mail this Proxy Statement and proxy card on or about February 28, 2001 to stockholders of record as of the Record Date.

              MATTERS TO BE CONSIDERED AT THE 2001 ANNUAL MEETING

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

    The By-laws of the Company provide for three or more Directors, and the currently authorized number of Directors is four. Four Directors are to be elected at the meeting. Each Director to be elected will hold office until the next Annual Meeting of Stockholders and until his successor is elected, or until the death, resignation or removal of such Director.

    All four of the nominees are currently Directors of the Company. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. In the event that any nominee is unable to serve as a Director at the time of the Annual Meeting, the proxies may be voted for such substitute nominee as the proxy holder may determine. Shares represented by the accompanying proxy will be voted for the election of the four nominees recommended by the Board, unless the proxy is marked in such a manner as to withhold authority to vote or as to vote for one or more alternate candidates. The proxies solicited by this Proxy Statement may not be voted for more than four nominees.

VOTING REQUIREMENTS

    Directors are elected by a plurality of the votes present and in person or represented by proxy and entitled to vote on the proposal. Votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. A broker-non-vote will not be treated as entitled to vote on this matter.

    The Board recommends a vote FOR the election of each of the nominees.

NOMINEES

    The names of the nominees, and certain information about them, as of February 28, 2000, is set forth below:

                                                                                           DIRECTOR
NAME OF NOMINEE                           AGE                     POSITION                  SINCE
---------------                         --------   --------------------------------------  --------
K. Philip Hwang.......................     65      Chairman and Chief Executive Officer      1976
                                                   of TeleVideo, Inc.
Woo K. Kim(1).........................     49      President Selam Inc.                      1997
Robert E. Larson(1)...................     62      General Partner Woodside Fund             1989
Jun Keun Yum..........................     49      Vice President and Chief Technology       1999
                                                     Officer of TeleVideo, Inc.

------------------------

(1) Member of the Audit Committee.

    Dr. K. Philip Hwang is the founder of the Company and has been Chairman of the Board and Chief Executive Officer since October 1976. From August 1990 to April 1991, he served as the Acting Chief Financial Officer, a position he again assumed in 1998, and from May 2000 to present.

    Dr. Robert E. Larson joined the Company as a member of the Board of Directors in December 1989. Since September 1983, he has served as General Partner of Woodside Fund, a venture capital fund, and since September 1985, he has been a member of the Board of Directors of Skye Investment Advisers, a registered investment adviser firm. Since 1973, Dr. Larson has been a Consulting Professor in the Engineering-Economic Systems Department at Stanford University.

    Mr. Woo K. Kim was elected to the Board of Directors in April 1997. He has served as the President of Selam Inc., San Jose, California since August 1995. Prior to that, Mr. Kim was TeleVideo's

Director of Engineering and Production from June 1994 to August 1995. Mr. Kim originally joined the TeleVideo in 1990 as Senior Manager of Engineering.
Mr. Kim has BS and MS degrees in Electrical Engineering from Seoul National University.

    Mr. Jun Keun Yum joined TeleVideo in January 1999 as Vice President of Operations and Chief Technology Officer. In April 1999, he was elected to the Board of Directors. Mr. Yum has more than 15 years of executive level experience at companies in a variety of industries. Prior to joining TeleVideo, Mr. Yum was a General Manager and Executive Director of Samsung Electronics Co., Ltd., Seoul, Korea from January 1993 to December 1998. Mr. Yum has a BS degree in Electrical Engineering from Han Yang University of Seoul, Korea and an MS degree in Electrical Engineering from Illinois Institute of Technology.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

    The Company's executive officers and directors are required under the Securities Exchange Act of 1934 to file with the Securities and Exchange Commission reports of ownership and changes in ownership in their holdings of the Company's Common Stock. Based on an examination of these reports and on written representations provided to the Company, all such reports required to be filed for the fiscal year ended October 31, 2000 have been timely filed.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of February 28, 2000: (i) all those known to the Company to be beneficial owners of more than five percent of its Common Stock; (ii) each director and director nominee of the Company;
(iii) each person named in the Summary Compensation Table; and (iv) all executive officers and directors of the Company as a group. The Company knows of no arrangements that will result in a change in control subsequent to the date hereof. Except as otherwise indicated, each person has sole investment and voting power with respect to the shares shown, subject to community property laws, where applicable.

                                                                BENEFICIAL OWNERSHIP
                                                              ------------------------
                                                              NUMBER OF       PERCENT
DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS                 SHARES         OF TOTAL
----------------------------------------------                ---------       --------
K. Philip Hwang ............................................  7,127,824(1)      63.0%
  2345 Harris Way
  San Jose, California 95131
Woo K. Kim .................................................     20,000(2)         *
  1887 O'Toole Ave., Suite #C-103
  San Jose, California 95131
Robert E. Larson ...........................................     37,500            *
  850 Woodside Drive
  Woodside, California 94062
Jun Keun Yum ...............................................     18,750(3)         *
  2345 Harris Way
  San Jose, California 95131
All Executive Officers and Directors as a Group               7,227,824(4)      63.9%
  (6 persons)...............................................

------------------------

*   Represents less than one percent.

(1) Includes an aggregate of 75,983 shares held in trust for Dr. Hwang's children, 22,500 shares held of record by the Kyupin Philip and C. Gemma Hwang Foundation, and the 7,029,341 shares held of record by Dr. Hwang and his spouse.

(2) Includes 20,000 shares that Mr. Kim may acquire within 60 days of the date of this table pursuant to the exercise of stock options.

(3) Includes 18,750 shares that Mr. Yum may acquire within 60 days of the date of this table pursuant to the exercise of stock options.

(4) Includes 57,500 shares that the executive officers and directors may acquire within 60 days of the date of this table pursuant to the exercise of stock options.

BOARD MEETINGS AND COMMITTEES

    During the fiscal year ended October 31, 2000, the Board held 4 meetings. Each member of the Board attended all meetings held during the 2000 fiscal year.

    The Company's Audit Committee met 4 times during fiscal 2000. This Committee reviews the independence of the Company's independent certified public accountants, recommends the engagement and discharge of independent accountants and reviews accounting policies, internal accounting controls and results of audit engagements. During fiscal 2000, neither the Board of Directors nor the Company's independent certified public accountants raised any issues with respect to matters that required formal review.

    The Company does not have any executive, compensation, nominating or other committees.

COMPENSATION OF DIRECTORS

    Directors who are employees of the Company are not separately compensated for their services as directors or as members of committees of the Board of Directors. During fiscal 2000, directors who were not employees of the Company received $500 for each board meeting attended and were reimbursed for reasonable travel and other expenses. No compensation is paid for attendance at meetings of committees of the Board of Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During the fiscal year ended October 31, 2000, the Company did not have a Compensation Committee. The full Board of Directors serves the function of the Compensation Committee. During fiscal 2000, none of the Board members or executive officers served on the board of directors or compensation committee of any other entity, any of whose officers or directors served on the Board of Directors of the Company.

COMPENSATION COMMITTEE REPORT(1)

    The Board of Directors as a whole serves the function of a Compensation Committee since the Company has no formal Compensation Committee. The Company's executive compensation philosophy is to attract and retain executive officers capable of leading the Company to fulfillment of its business objectives by offering competitive compensation opportunities that in large part reward individual contributions as well as including a component that recognizes overall corporate performance. In addition, long-term equity compensation is awarded to align the interest of management and stockholders. The Company provides Executive Officers (and key employees) of the Company with a substantial economic interest in the long-term appreciation of the Company's stock through the grant of stock options, subject to vesting restrictions.

    To further these objectives, compensation programs for Executive Officers generally consist of four components: (i) base cash salaries, (ii) management bonus plan, (iii) stock options, and (iv) employee retirement plan. Total compensation paid by the Company to its Executive Officers is designed to be competitive with the compensation packages paid to the management of comparable companies in the electronic manufacturing industry. The Board generally evaluates corporate and individual performance based on factors such as achieving profitability, increasing stockholders' value and continued growth. As a result, a significant component of the evaluation involves a subjective assessment of qualitative factors. Moreover, the Board does not base its considerations on any single performance factor, nor does it specifically assign relative weight to factors, but rather considers a mix of factors and evaluates the Company and individual performance against that mix.

    Section 162(m) of the Internal Revenue Code (the "Code") limits the Company to a deduction for federal income tax purposes of no more than $1,000,000 of compensation paid to certain Named Executive Officers in a taxable year. Compensation above $1,000,000 may be deducted if it is "performance-based compensation" within the meaning of the Code. The statute containing this limitation and the applicable proposed Treasury regulations offer a number of transitional exceptions to this deduction limit for pre-existing compensation plans, arrangements and binding contracts. As a result, the Board believes that at the present time it is quite unlikely that the compensation paid to any Named Executive Officer in a taxable year that is subject to the deduction limit will exceed $1,000,000. Therefore, the Board has not yet established a policy for determining which forms of incentive compensation awarded to its Named Executive Officers shall be designed to qualify as "performance-based compensation." The Board intends to continue to evaluate the effects of the statute and any final Treasury regulations and to comply with Code Section 162(m) in the future to the extent consistent with the best interests of the Company.

BASE SALARIES

    The Board approves salary changes for Executive Officers in accordance with the salary administrative policy. Salary adjustments are generally made following the anniversary of the Executive Officer's start date with the Company. The salary administrative policy is a long-standing one that is periodically reviewed by the Board. The policy sets ranges for various positions, based on job evaluation and competitive salary data of other companies. Within the ranges, adjustments are recommended on the basis of position within the range, individual performance and an overall corporate merit salary percentage factor, which is established by the Board.

MANAGEMENT BONUS PLAN

    In fiscal 1984, the Board adopted a Management Bonus Plan that provides for annual or semi-annual cash awards to officers and other key employees as determined annually by the Board (or by the standing Compensation Committee of the Board, if any) based on the achievement of corporate and individual goals set by the Board, as well as the financial condition and prospects for the Company. The plan provides that the maximum amount that may be awarded to any person is equal to 45% of such person's salary and the allocation of individual bonuses is determined by the person's position, individual performance within certain ranges, and the Company's performance. For fiscal year 2000, no cash was paid under this plan.

STOCK OPTIONS

    Long-term equity incentives are granted to Executive Officers and other selected employees from time to time on a discretionary basis. All options granted to date have been for four year terms, with an exercise price equal to the Common Stock's market value on the date of grant, and generally become incrementally exercisable after one year of continued employment following the grant date. Options are granted based upon recommendations of management as to the grantees, number of options that should be granted and other terms. Options are granted to key employees, including the executive officers, based on current performance, anticipated future contribution based on the performance and ability to impact corporate and/or business results.

EMPLOYEE RETIREMENT PLAN

    Effective January 1987, the Board adopted the TeleVideo, Inc. Employee Savings and Retirement Plan and Trust (the "401(k) Plan") pursuant to which employees may defer compensation for income tax purposes under Section 401(a) and 401(k) of the Code. All domestic employees of the Company, including officers, who have completed three months of service are eligible to participate in the 401(k) Plan.

    The Plan provides that from time to time eligible employees may contribute to their account up to 15% of their cash compensation through payroll deductions, subject to statutory limitations. The Company may make a discretionary matching contribution equal to a specified percentage (determined annually by the Board, but not exceeding 25%) of the first four percent of the compensation contributed by the employee. Employee contributions in calendar 2000 could not exceed $10,000. In addition, contributions of "highly compensated" employees (as defined in the Code) may be further limited by anti-discrimination rules governing 401(k) plans.

    Employees have a 100% vested interest in their contributions to the 401(k) Plan and the earnings thereon at all times. An employee's interest in the Company's matching discretionary contributions and the earnings thereon vest at a rate of 33.33% per year for each year of the employee's service after 1986, except that such interest will be fully vested as the result of the disability, death or retirement of the employee or the termination of the Plan. All contributions are held by a trustee under a written trust agreement. Participants may direct the investment of their accounts among certain specified alternatives. Such alternatives do not include an investment in the Company's Common Stock.

CHIEF EXECUTIVE OFFICER COMPENSATION

    The Company's policy is to compensate its officers, including the Chief Executive Officer, with salary commensurate with the base compensation paid by competitive employers, supplemented by compensation in recognition of performance. Dr. Hwang was named Chief Executive Officer effective
October 1976. He is entitled to a salary at an annual rate of $200,000 which, in fiscal 1990, he agreed to temporarily reduce by 30%. Dr. Hwang's base salary in fiscal 2000, therefore, was set at $140,000 which was the same as the previous years. He is also entitled to participate in the Management Bonus Plan.
Dr. Hwang did not receive a bonus under the annual bonus plan and was awarded no stock options during the fiscal year ended October 31, 2000. The Board based this compensation package on an assessment of various factors related to the Company's lack of profitability and limited cash position. As in previous years, in making its compensation decisions the Board also took into consideration executive compensation information from other companies in the industry, including industry surveys, publicly available information and reports from compensation consulting firms. The Board has approved no change in base salary for Dr. Hwang for fiscal 2001.

                                          Board of Directors
                                          K. Philip Hwang
                                          Robert E. Larson
                                          Woo K. Kim
                                          Jun Keun Yum

EXECUTIVE COMPENSATION

    The following table shows executive compensation paid or accrued by the Company for services rendered to the Company or its subsidiaries in all capacities during the three fiscal years ended October 31, 2000, to the Company's Chief Executive Officer (the "Named Executive Officer"). Only one executive officer of the Company earned salary and bonus of at least $100,000 during the fiscal year ended October 31, 2000.

                                                                         LONG TERM
                                          ANNUAL COMPENSATION          COMPENSATION
                                        ------------------------   ---------------------
                                                    OTHER ANNUAL                OPTIONS/
                                                    COMPENSATION   RESTRICTED     SARS       LTIP        OTHER
NAME AND PRINCIPAL POSITION    YEAR     SALARY($)       ($)          STOCK      (SHARES)   PAYOUTS    COMPENSATION
---------------------------  --------   ---------   ------------   ----------   --------   --------   ------------
                               2000      140,000          0             0          0          0             0
K. PHILIP HWANG ..........     1999      140,000          0             0          0          0             0
  Chief Executive Officer      1998      140,000          0             0          0          0             0

J. KEUN YUM ..............     2000      135,000          0             0          0          0             0
  Vice President and Chief
  Technology Officer

OTHER COMPENSATION

    STOCK OPTION GRANTS IN LAST FISCAL YEAR:

    No options were granted in the last fiscal year to the Named Chief Executive Officer, and he currently owns no options, either vested or unvested.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
  VALUES:

    No option exercises were made in the last fiscal year by the Named Executive Officers. Accordingly, the Option Exercise table has been omitted.

LONG TERM INCENTIVE PLAN AWARDS:

    No long term incentive awards were made by the Company during fiscal 2000. Accordingly, a table setting forth such awards has not been included.

EMPLOYMENT AGREEMENTS AND OTHER ARRANGEMENTS

    The Company has no employment agreement or other arrangement regarding employment with the Named Executive Officers or any other executive officer of the Company.

EMPLOYEE BENEFIT PLANS

    TELEVIDEO, INC. 1991 INCENTIVE STOCK OPTION PLAN

    On November 12, 1991, the Board adopted the TeleVideo, Inc. 1991 Incentive Stock Option Plan, (the "1991 ISO Plan") which was approved by the stockholders of the Company at the 1992 Annual Meeting. This plan authorizes 4,000,000 shares of Common Stock for options to be granted to employees of the Company including officers who are not also directors. Options granted under the 1991 ISO Plan are intended to qualify as incentive stock options within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code). Options are approved by the Board, which acts as the Plan Administrator. All options are granted at an exercise price at least equal to 100% of the fair market value on the date of grant (110% for persons who own at least 10% of the Company's outstanding common stock). As of February 23, 2001, the Company has 348,125 options outstanding under its 1991 ISO Plan, of which 154,000 were granted during the fiscal year ended October 31, 2000.

1992 OUTSIDE DIRECTORS' STOCK OPTION PLAN

    The 1992 Outside Directors' Stock Option Plan (the "1992 Directors' Plan") was also approved by the Company's stockholders at the 1992 Annual Meeting. This plan authorizes the grant of options to purchase up to 600,000 shares of Common Stock to be granted to directors of the Company or parent or subsidiary corporations who are not also employees of the Company, parent or subsidiaries. Options granted under the 1992 Directors' Plan are non-qualified stock options that do not qualify for the tax benefits applicable to incentive stock options. The 1992 Directors' Plan provides for automatic grants to eligible directors as follows: 7,500 options upon being elected to the board (or the effective date of the 1992 Directors' Plan, which last occurred), and 7,500 options annually for the following four years, so long as the director remains on the board. Options are granted at 100% of fair market value on the date of grant. As of February 23, 2001, there are 25,000 options outstanding under the 1992 Directors' Plan. If Proposal No. 2 is approved by the stockholders at the Annual Meeting, management anticipates that it will discontinue granting options under the 1992 Directors' Plan and will in the future, grant options under the newly adopted 2000 Incentive Stock Option Plan. The termination of the 1992 Directors' Plan will not affect options already outstanding under that plan.

CASH PROFIT SHARING PLAN

    Effective May 1984, the Board approved a Cash Profit Sharing Plan for employees (other than Executive Officers, Directors, and sales persons covered by the sales incentive plan) that provides for semi-annual cash payments to eligible employees who complete six months of service with the Company. The cash payment is determined by a formula based upon the Company's contribution of a percentage of the after-tax profits of the Company and the ratio that each eligible employee's compensation bears to the eligible compensation of all employees in the plan. For fiscal year 2000, no amount was paid under this plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    During the two fiscal years ended October 31, 2000, there was no Company transaction exceeding $60,000 in which any director or executive officer, director nominee, principal stockholder or member of any such person's immediate family had a direct or indirect material interest.

------------------------

(1) This Report is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

STOCK PERFORMANCE GRAPH

    The following graph compares the cumulative stockholder returns on the Company's Common Stock, the Standard & Poor's 500 and the S&P High Tech Composite Indexes. The graph covers the five-year period from October 31, 1995 through October 31, 2000, and assumes a $100 investment made on October 31, 1995. Each of the three measures of cumulative total return assumes reinvestment of dividends. The stock performance shown on the graph below is not necessarily indicative of future performance.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Dollars

                    10/31/95  10/31/96  10/31/97  10/30/98  10/29/99  10/31/00
TeleVideo            $100.00    $50.00   $103.85    $26.92    $19.23    $15.38
S&P High Tech Comp   $100.00   $119.82   $174.99   $228.65   $374.89   $411.85
S&P 500              $100.00   $124.08   $163.92   $199.96   $251.28   $266.51

    "Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, the preceding Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such graph be incorporated by reference into any future filings made by the Company under those statutes."

                                 PROPOSAL NO. 2
                           RATIFICATION OF SELECTION
                       OF INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors has selected Choi, Cho & Ahn Accounting Corporation as the Company's independent auditors for the fiscal year ending October 31, 2001 and has further directed that management subject the selection of independent auditors for ratification by the stockholders at the Annual Meeting.

    Stockholder ratification of the selection of Choi, Cho & Ahn Accounting Corporation as the Company's independent auditors is not required by the Company's By-laws or otherwise. However, the Board is submitting the selection of Choi, Cho & Ahn Accounting Corporation to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the directors determine that such a change would be in the best interests of the Company and its stockholders.

REQUIRED VOTE

    The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of Choi, Cho & Ahn Accounting Corporation.

    The Board of Directors recommends a vote FOR the ratification of the appointment of Choi, Cho & Ahn Accounting Corporation as the Company's independent auditors for the fiscal year ending October 31, 2001.

                                 PROPOSAL NO. 3
                       TO REDUCE THE AUTHORIZED NUMBER OF
                        TELEVIDEO SHARES OF COMMON STOCK

    At February 23, 2001, the Company's number of authorized shares of common stock was 75,000,000, and 11,307,000 shares of common stock were outstanding.

    Because the number of authorized shares of stocks was not changed after the reversed split from 1998, and to reduce the Annual Franchise Tax for the authorized shares of stock, the Company intends to reduce this number to 20,000,000.

REQUIRED VOTE

    The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the decrease of number of authorized shares of common stock from 75,000,000 to 20,000,000.

    The Board of Directors recommends a vote FOR the ratification of the decrease of number of authorized shares of common stock from 75,000,000 to 20,000,000 for the year 2001.

                             REPORT TO STOCKHOLDERS

    The Company's Annual Report to Stockholders for the fiscal year ended October 31, 2000, which contains the Company's Consolidated Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations for such year, is being mailed with this Proxy Statement to stockholders entitled to notice of the Annual Meeting.

                 DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's Annual Meeting to be held in 2002 must be received by the Company no later than October 31, 2001, in order for them to be considered for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting. It is recommended that stockholders submitting proposals direct them to the Secretary of the Company and use "certified mail, return receipt requested" in order to provide proof of timely receipt. No such proposals were received with respect to the Annual Meeting scheduled for April 17, 2001.

                                 OTHER MATTERS

    The Company knows of no other matters to be submitted to the meeting. However, if any other matters are properly presented to the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

                                          By Order of the Board of Directors

                                          /s/ Dr. K. Philip Hwang

                                          Dr. K. Philip Hwang
                                          CHAIRMAN AND CHIEF EXECUTIVE OFFICER

February 28, 2001

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING, AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR SHARES PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES, IF THEY REVOKE THEIR PROXIES AT OR BEFORE A VOTE IS TAKEN. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                   THE BOARD OF DIRECTORS OF TELEVIDEO, INC.

                      2001 ANNUAL MEETING OF STOCKHOLDERS

    The undersigned Stockholder of TeleVideo, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated February 28, 2001, and Annual Report to Stockholders for the year ended October 31, 2000, and hereby appoints Marius Dan and Helen Kim, and each of them, proxies and attorneys-in-fact with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held on April 17, 2001 at 9:30 a.m., California Time, at the TeleVideo Corporate Headquarter, 2345 Harris Way, San Jose, California 95131, and at any adjournment or adjournments thereof, and to vote all shares of Common Stock to which the undersigned would be entitled, if then and there personally present, on the matter set forth below:

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER HEREIN SPECIFIED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1, FOR PROPOSALS 2 AND 3, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING.

                                                           FOR ALL nominees listed                    WITHHOLD AUTHORITY
                                                           below (EXCEPT as marked                 to vote for ALL nominees
                                                           to the contrary below)                        listed below
1.  ELECTION OF DIRECTORS.                                         /  /                                      / /
(Instruction: To WITHHOLD the authority to vote for any
individual nominee, mark the box next to the nominee's
name below.)
Name of Nominee: Dr. K. Philip Hwang
                    Woo K. Kim
                  Robert E. Larson
                   Jun Keun Yum




Dated _________________________________________, 2001

Signature ___________________________________________

Signature ___________________________________________

                                                                     FOR             AGAINST             ABSTAIN

2.  PROPOSAL TO RATIFY THE
    SELECTION OF CHOI, CHO & AHN
    ACCOUNTING CORPORATION AS                                        / /               / /                 / /
    INDEPENDENT AUDITORS FOR
    THE YEAR ENDED OCTOBER 31,
    2001

3.  PROPOSAL TO RATIFY THE
    REDUCTION OF THE AUTHORIZED
    NUMBER OF TELEVIDEO SHARES                                       / /               / /                 / /
    OF COMMON STOCK FROM
    75,000,000 TO 20,000,000.

4. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

Any one of such attorneys-in-fact or substitutes as shall be present and shall act at said meeting or any adjournment(s) thereof shall have and may exercise all powers of said attorneys-in-fact hereunder.

(This proxy should be marked, dated, signed by the stockholder(s) EXACTLY as his name appears hereon and returned promptly in the enclosed envelope. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should state their full titles as such. If shares are held by joint tenants or as community property, both should sign.)

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY, USING THE ENCLOSED ENVELOPE.